Exhibit 99.1

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On July 12, 2022, Fortress Transportation and Infrastructure Investors LLC (“FTAI”) announced that its Board of Directors approved the details and timing of the spin-off of its infrastructure business (the “Separation and Distribution”). The spin-off establishes FTAI’s infrastructure business as an independent, publicly traded company called FTAI Infrastructure Inc. (“FTAI Infrastructure”). The spin-off was effected as a pro rata distribution of all of the shares owned by FTAI of common stock of FTAI Infrastructure, a majority-owned subsidiary of FTAI, to the holders of FTAI common shares. The distribution occurred on August 1, 2022.

FTAI Infrastructure is an entity taxed as a corporation for U.S. federal income tax purposes and holds, among other things, the (i) Jefferson Terminal business, a multi-modal crude oil and refined products terminal in Beaumont, Texas, (ii) Repauno business, a deep-water port located along the Delaware River with an underground storage cavern and multiple industrial development opportunities, (iii) Long Ridge investment, an equity method investment in a multi-modal terminal located along the Ohio River with multiple industrial development opportunities, including a power plant in operation, and (iv) Transtar business, five freight railroads and one switching company that provide rail service to certain manufacturing and production facilities. FTAI Infrastructure also retained all related project-level debt of those entities. In connection with the closing of the spin-off, FTAI Infrastructure issued $300.0 million of preferred stock and warrants and $500.0 million of senior secured indebtedness, and remitted $730.3 million in proceeds, which reflects the amounts raised, primarily net of related discounts, fees and expenses, to FTAI as part of the separation. FTAI used the proceeds received from FTAI Infrastructure to repay all outstanding borrowings under its 2021 bridge loans, $200.0 million of its 6.50% senior unsecured notes due 2025, and approximately $175.0 million of the outstanding borrowings under its revolving credit facility. FTAI retained the aviation business and certain other assets, and FTAI’s remaining outstanding corporate indebtedness.

The following unaudited pro forma consolidated financial statements have been prepared to illustrate the effects of the spin-off of FTAI Infrastructure from FTAI. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2022 and the years ended December 31, 2021, December 31, 2020 and December 31, 2019 reflect the results of operations as if the Separation and Distribution had occurred on January 1, 2019. The unaudited pro forma consolidated balance sheet as of June 30, 2022 assumes that the Separation and Distribution occurred as of June 30, 2022. The unaudited pro forma consolidated financial information should be read together with the Company’s historical consolidated financial statements and accompanying notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the fiscal year ended December 31, 2021, and in its quarterly report on Form 10-Q for the periods ended June 30, 2022.

The unaudited pro forma consolidated financial statements are presented based on information currently available, are intended for informational purposes, are not intended to represent what the Company’s consolidated statements of operations and balance sheet actually would have been had the Separation and Distribution occurred on the dates indicated above and do not reflect all actions that may be undertaken by the Company after the disposition of FTAI Infrastructure. In addition, the unaudited pro forma consolidated financial statements are not necessarily indicative of the Company’s results of operations and financial position for any future period.

The “Historical FTAI (as reported)” column in the unaudited pro forma consolidated financial statements reflects the Company’s historical consolidated financial statements for the periods presented and does not reflect any adjustments related to the Separation and Distribution or related transactions.

The information in the “Discontinued Operations” column in the unaudited pro forma consolidated statements of operations was derived from the Company’s consolidated financial statements and related accounting records for the six months ended June 30, 2022 and the fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019, and reflects the operating results of, and costs to separate, FTAI Infrastructure. Discontinued Operations does not include any allocation of general corporate overhead expenses of the Company to FTAI Infrastructure. The information in the “Discontinued Operations” column in the unaudited pro forma consolidated balance sheet was derived from the Company’s consolidated financial statements and the related accounting records as of June 30, 2022, adjusted to include certain assets and liabilities that will be transferred to FTAI Infrastructure pursuant to the Separation and Distribution agreement. Discontinued Operations does not reflect what FTAI Infrastructure’s results of operations would have been on a stand-alone basis and are not indicative of future results of operations. Beginning in the third quarter of 2022 and for all comparative periods presented, FTAI Infrastructure’s historical financial results for periods prior to the Separation and Distribution will be reflected in the Company’s consolidated financial statements as discontinued operations.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2022
(in thousands, except share and per share amounts)

	Historical FTAI (As reported)	Discontinued Operations (a)	Pro Forma Adjustments	Notes	Pro Forma FTAI
Revenues
Equipment leasing revenues	203,755	-	-		203,755
Infrastructure revenues	112,016	(112,016)	-		-
Total revenues	315,771	(112,016)	-		203,755

Expenses
Operating expenses	192,920	(87,925)	-		104,995
General and administrative	10,695	(2,228)	-		8,467
Acquisition and transaction expenses	15,650	(10,158)	-		5,492
Management fees and incentive allocation to affiliate	7,226	(7,226)	462	(c)	462
Depreciation and amortization	114,923	(34,315)	-		80,608
Asset impairment	123,676	-	-		123,676
Interest expense	104,971	(12,945)	(20,221)	(b)	71,805
Total expenses	570,061	(154,797)	(19,759)		395,505

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(37,836)	38,069	-		233
Gain on sale of assets, net	79,933	-	-		79,933
Interest income	1,246	-	-		1,246
Other expense	(2,055)	2,055	-		-
Total other (expense) income	41,288	40,124	-		81,412
Loss before income taxes	(213,002)	82,905	19,759		(110,338)
Provision for income taxes	6,897	(3,729)	-		3,168
Net loss	(219,899)	86,634	19,759		(113,506)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(15,946)	15,946	-		-
Less: Dividends on preferred shares	13,582	-	-		13,582
Net loss attributable to shareholders	(217,535)	70,688	19,759		(127,088)

Loss per share:
Basic	(2.19)				(1.28)
Diluted	(2.19)				(1.28)

Weighted average shares outstanding:
Basic	99,367,597				99,367,597
Diluted	99,367,597				99,367,597

See Notes to Unaudited Pro Forma Consolidated Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021
(in thousands, except share and per share amounts)

	Historical FTAI (As reported)	Discontinued Operations (a)	Pro Forma Adjustments	Notes	Pro Forma FTAI
Revenues
Equipment leasing revenues	335,583	-	-		335,583
Infrastructure revenues	120,219	(120,219)	-		-
Total revenues	455,802	(120,219)	-		335,583

Expenses
Operating expenses	172,464	(98,541)	-		73,923
General and administrative	17,409	(3,961)	-		13,448
Acquisition and transaction expenses	21,941	(4,030)	-		17,911
Management fees and incentive allocation to affiliate	16,322	(15,638)	239	(c)	923
Depreciation and amortization	201,756	(54,016)	-		147,740
Asset impairment	10,463	-	-		10,463
Interest expense	171,036	(16,019)	(14,267)	(b)	140,750
Total expenses	611,391	(192,205)	(14,028)		405,158

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(12,734)	11,331	-		(1,403)
Gain on sale of assets, net	49,031	(16)	-		49,015
Loss on extinguishment of debt	(3,254)	-	-		(3,254)
Interest income	1,711	(318)	-		1,393
Other expense	(10,928)	9,248	-		(1,680)
Total other income	23,826	20,245	-		44,071
Loss before income taxes	(131,763)	92,231	14,028		(25,504)
(Benefit from) provision for income taxes	(1,057)	4,183	-		3,126
Net loss	(130,706)	88,048	14,028		(28,630)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(26,472)	26,472	-		-
Less: Dividends on preferred shares	24,758	-	-		24,758
Net loss attributable to shareholders	(128,992)	61,576	14,028		(53,388)

Loss per share:
Basic	(1.43)				(0.59)
Diluted	(1.43)				(0.59)

Weighted average shares outstanding:
Basic	89,922,088				89,922,088
Diluted	89,922,088				89,922,088

See Notes to Unaudited Pro Forma Consolidated Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share amounts)

	Historical FTAI (As reported)	Discontinued Operations (a)	Pro Forma Adjustments	Notes	Pro Forma FTAI
Revenues
Equipment leasing revenues	297,934	-	-		297,934
Infrastructure revenues	68,562	(68,562)	-		-
Total revenues	366,496	(68,562)	-		297,934

Expenses
Operating expenses	109,512	(69,391)	-		40,121
General and administrative	18,159	(4,053)	-		14,106
Acquisition and transaction expenses	9,868	-	-		9,868
Management fees and incentive allocation to affiliate	18,519	(13,073)	-		5,446
Depreciation and amortization	172,400	(31,114)	-		141,286
Asset impairment	33,978	-	-		33,978
Interest expense	98,206	(10,764)	(13,832)	(b)	73,610
Total expenses	460,642	(128,395)	(13,832)		318,415

Other (expense) income
Equity in losses of unconsolidated entities	(5,039)	3,107	-		(1,932)
Loss on sale of assets, net	(308)	8	-		(300)
Loss on extinguishment of debt	(11,667)	4,724	-		(6,943)
Interest income	162	(22)	-		140
Other income	70	(70)	-		-
Total other expense	(16,782)	7,747	-		(9,035)
Loss from continuing operations before income taxes	(110,928)	67,580	13,832		(29,516)
Benefit from income taxes	(5,905)	1,562	-		(4,343)
Net loss from continuing operations	(105,023)	66,018	13,832		(25,173)
Net income from discontinued operations, net of income taxes	1,331	-	-		1,331
Net loss	(103,692)	66,018	13,832		(23,842)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries from continuing operations	(16,522)	16,522	-		-
Less: Dividends on preferred shares	17,869	-	-		17,869
Net loss attributable to shareholders	(105,039)	49,496	13,832		(41,711)

Loss per share:
Basic
Continuing operations	(1.24)				(0.50)
Discontinued operations	0.02				0.02
Diluted
Continuing operations	(1.24)				(0.50)
Discontinued operations	0.02				0.02
Weighted average shares outstanding:
Basic	86,015,702				86,015,702
Diluted	86,015,702				86,015,702

See Notes to Unaudited Pro Forma Consolidated Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019
(in thousands, except share and per share amounts)

	Historical FTAI (As reported)	Discontinued Operations (a)	Pro Forma Adjustments	Notes	Pro Forma FTAI
Revenues
Equipment leasing revenues	349,322	-	-		349,322
Infrastructure revenues	229,452	(229,452)	-		-
Total revenues	578,774	(229,452)	-		349,322

Expenses
Operating expenses	291,572	(260,909)	-		30,663
General and administrative	16,905	(3,747)	-		13,158
Acquisition and transaction expenses	17,623	-	-		17,623
Management fees and incentive allocation to affiliate	36,059	(16,541)	-		19,518
Depreciation and amortization	169,023	(33,128)	-		135,895
Asset impairment	4,726	(4,726)	-		-
Interest expense	95,585	(17,907)	(13,775)	(b)	63,903
Total expenses	631,493	(336,958)	(13,775)		280,760

Other (expense) income
Equity in losses of unconsolidated entities	(2,375)	546	-		(1,829)
Gain on sale of assets, net	203,250	(121,296)	-		81,954
Interest income	531	(414)	-		117
Other income	3,445	(2,443)	-		1,002
Total other income	204,851	(123,607)	-		81,244
Income from continuing operations before income taxes	152,132	(16,101)	13,775		149,806
Provision for income taxes	17,810	(12,779)	-		5,031
Net income from continuing operations	134,322	(3,322)	13,775		144,775
Net income from discontinued operations, net of income taxes	73,462	-			73,462
Net income	207,784	(3,322)	13,775		218,237
Less: Net (loss) income attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	(17,571)	17,571	-		-
Discontinued operations	247	-	-		247
Less: Dividends on preferred shares	1,838	-	-		1,838
Net income attributable to shareholders	223,270	(20,893)	13,775		216,152

Earnings per share:
Basic
Continuing operations	1.74				1.66
Discontinued operations	0.85				0.85
Diluted
Continuing operations	1.74				1.66
Discontinued operations	0.85				0.85
Weighted average shares outstanding:
Basic	85,992,019				85,992,019
Diluted	86,029,363				86,029,363

See Notes to Unaudited Pro Forma Consolidated Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2022
(in thousands, except share and per share amounts)

	Historical FTAI (As reported)	Discontinued Operations (a)	Pro Forma Adjustments	Notes	Pro Forma FTAI
Assets
Cash and cash equivalents	118,854	(68,469)	-		50,385
Restricted cash	177,951	(177,951)	-		-
Accounts receivable, net	166,562	(88,573)	-		77,989
Leasing equipment, net	1,844,095	(35,459)	-		1,808,636
Operating lease right-of-use assets, net	73,549	(70,148)	-		3,401
Property, plant, and equipment, net	1,642,536	(1,598,982)	-		43,554
Investments	99,543	(76,905)	-		22,638
Intangible assets, net	95,845	(63,977)	-		31,868
Goodwill	262,819	(262,819)	-		-
Other assets	400,394	(116,946)	-		283,448
Total assets	4,882,148	(2,560,229)	-		2,321,919

Liabilities
Accounts payable and accrued liabilities	253,207	(162,096)	(5,623)	(c)	85,488
Debt, net	3,497,566	(729,410)	(711,243)	(c)	2,056,913
Maintenance deposits	58,553	-	-		58,553
Security deposits	27,761	-	-		27,761
Operating lease liabilities	72,140	(69,138)	-		3,002
Other liabilities	283,650	(255,392)	-		28,258
Total liabilities	4,192,877	(1,216,036)	(716,866)		2,259,975

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 99,200,196 shares issued and outstanding as of June 30, 2022)	992	-	-		992
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 13,320,000 shares issued and outstanding as of June 30, 2022)	133	-	-		133
Additional paid in capital	1,332,968	(1,652,670)	730,340	(c)	410,638
Accumulated deficit	(336,345)	-	(13,474)	(d)	(349,819)
Accumulated other comprehensive loss	(298,874)	298,874	-		-
Shareholders’ equity	698,874	(1,353,796)	716,866		61,944
Non-controlling interest in equity of consolidated subsidiaries	(9,603)	9,603	-		-
Total equity	689,271	(1,344,193)	716,866		61,944
Total liabilities and equity	4,882,148	(2,560,229)	-		2,321,919

See Notes to Unaudited Pro Forma Consolidated Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Description of Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2022 and the years ended December 31,
2021, December 31, 2020 and December 31, 2019, and the unaudited pro forma consolidated balance sheet as of June 30, 2022 include the following adjustments:

(a)
Reflects the discontinued operations of FTAI Infrastructure, including the associated assets, liabilities, equity and results of operations and the non-recurring costs, primarily consisting of professional fees, that are directly related to the Separation and Distribution. Certain general corporate overhead expenses that were not specifically related to FTAI Infrastructure were excluded, as they did not meet the discontinued operations criteria.

(b)
Reflects the reduction in interest expense of $20.2 million, $14.3 million, $13.8 million, and $13.8 million to give effect to the estimated repayment of debt described in (c) below for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020 and 2019, respectively.

(c)
Reflects the cash distribution from FTAI Infrastructure to FTAI in connection with the Separation and Distribution. FTAI Infrastructure has $300.0 million of preferred stock and $500.0 million aggregate principal amount of indebtedness. The Company received a dividend of $730.3 million in cash, the proceeds of the preferred stock and indebtedness, which reflects the amounts raised, primarily net of related discounts, fees and expenses. The Company used the proceeds received from FTAI Infrastructure to repay certain of FTAI’s outstanding debt and related premiums and accrued interest, and wrote off unamortized deferred financing costs of $13.5 million of the related debt facilities. The repayment of debt included all outstanding borrowings under its 2021 bridge loans, $200.0 million of its 6.50% senior unsecured notes due 2025, and approximately $175.0 million of its outstanding borrowings under its revolving credit facility. The write-off of deferred financing costs has been reflected as an adjustment to retained earnings. The adjustment also reflects an increase in management fees driven by an increase in total equity as a result of the debt repayment, in accordance with the management agreement.

(d)	Reflects the impact of the Company’s shareholders’ equity from the pro forma adjustment described in note (c).